Exhibit 99.2 Enterprise Financial Services Corp 2019 Second Quarter Earnings Webcast

Forward-Looking Statements Some of the information in this report contains “forward-looking statements” within the meaning of and intended to be covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements typically are identified with use of terms such as “may,” “might,” “will, “should,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “could,” “continue” and the negative of these terms and similar words, although some forward-looking statements may be expressed differently. Forward-looking statements also include, but are not limited to, statements regarding plans, objectives, expectations or consequences of announced transactions and statements about the future performance, operations, products and services of the Company and its subsidiaries. Our ability to predict results or the actual effect of future plans or strategies is inherently uncertain. You should be aware that our actual results could differ materially from those anticipated by the forward-looking statements or historical performance due to a number of factors, including, but not limited to: our ability to efficiently integrate acquisitions into our operations, retain the customers of these businesses and grow the acquired operations; reputational risks; credit risk; changes in the appraised valuation of real estate securing impaired loans; outcomes of litigation and other contingencies; exposure to general and local economic conditions; risks associated with rapid increases or decreases in prevailing interest rates; consolidation within the banking industry; competition from banks and other financial institutions; our ability to attract and retain relationship officers and other key personnel; burdens imposed by federal and state regulation; changes in regulatory requirements; changes in accounting regulation or standards applicable to banks; and other risks discussed under the caption “Risk Factors” of our most recently filed Form 10-K and in Part II, 1A of our most recently filed Form 10-Q, all of which could cause the Company’s actual results to differ from those set forth in the forward-looking statements. Readers are cautioned not to place undue reliance on our forward-looking statements, which reflect management’s analysis and expectations only as of the date of such statements. Forward-looking statements speak only as of the date they are made, and the Company does not intend, and undertakes no obligation, to publicly revise or update forward-looking statements after the date of this report, whether as a result of new information, future events or otherwise, except as required by federal securities law. You should understand that it is not possible to predict or identify all risk factors. Readers should carefully review all disclosures we file from time to time with the Securities and Exchange Commission (the “SEC”) which are available on our website at www.enterprisebank.com under "Investor Relations." 2

Financial Scorecard Q2 2019 Compared to Q2 2018 Continued Growth in EPS 28% • Drive Net Interest Income Growth in 31% Dollars with Favorable Loan Growth Trends • Defend Core Net Interest Margin1 5 bps • Maintain High Quality Credit Profile 4 bps NPLs/Loans • Achieve Further Improvement in Core Operating Leverage1 1% Enhance Deposit Levels to Support Growth 31% 1A Non GAAP Measure, Refer to Appendix for Reconciliation 3

2019 Focus • Closing and Integration of the Trinity Acquisition • Achieve Organic Loan and Deposit Goals • Continued Incremental Improvement of Our Sales and Operational Processes 4

Total Loan Trends 20% Total Loan Growth* $5,149 $5,017 In Millions Trinity $4,350 $682 $4,276 $4,267 Q2' 18 Q3' 18 Q4' 18 Q1' 19 Q2' 19 *Note: 4% Excluding Acquisition of Trinity 5

Commercial & Industrial Loan Trends 11% C&I Growth* In Millions $2,265 $2,227 Trinity $2,123 $65 $2,041 $2,036 Q2 '18 Q3 '18 Q4 '18 Q1 '19 Q2 '19 *Note: 8% Excluding Acquisition of Trinity 6

Loan Details Q2 ’19 Q1 ’19 QTR Trinity Q2 ’18 LTM In Millions Change Change C&I - General $ 1,104 $ 1,129 $ (25) $ 65 $ 992 $ 112 CRE, Investor Owned - General 1,235 1,183 52 305 842 393 CRE, Owner Occupied - General 591 576 15 92 498 93 Enterprise Value Lending1 446 440 6 — 443 3 Life Insurance Premium Financing1 466 441 25 — 359 107 Residential Real Estate - General 409 433 (24) 137 327 82 Construction and Land Development 377 345 32 70 289 88 - General Tax Credits1 268 235 33 — 261 7 Agriculture1 132 126 6 — 128 4 Consumer & Other - General 121 109 12 13 137 (16) Total Loans $ 5,149 $ 5,017 $ 132 $ 682 $ 4,276 $ 873 1Specialized categories may include a mix of C&I, CRE, Construction and land development, or Consumer and other loans. 7

Total Loans By Business Unit In Millions Specialized Lending St. Louis Kansas City $2,335 $2,273 $2,339 $979 $991 $875 $719 $730 $783 Q2 '18 Q1 '19 Q2 '19 Q2 '18 Q1 '19 Q2 '19 Q2 '18 Q1 '19 Q2 '19 Arizona New Mexico* $682 $678 $347 $353 $358 Q2 '18 Q1 '19 Q2 '19 Q2 '18 Q1 '19 Q2 '19 * Acquisition of Trinity completed on March 8, 2019. 8

Deposit Trend 24.7% 25.2% 24.0% 21.4% 21.3% In Millions $5,537 $5,559 Trinity $1,094 $4,588 $4,248 $4,210 Q2 '18 Q3 '18 Q4 '18 Q1 '19 Q2 '19 Deposits Trinity DDA % u Last Twelve Months Growth Rate = 31%, 5% Excluding Acquisition of Trinity 9

Earnings Per Share Trend - Q2 2019 Changes in EPS $0.09 $0.32 $(0.01) $(0.01) $(0.21) $(0.10) $(0.07) $0.67 $0.68 Q1 '19 Net Interest Incremental Loan Loss Noninterest Noninterest Merger-Related Change in Q2 '19 Income Accretion Provision Income Expense Expenses Shares/ ETR 10

Earnings Per Share Trend - 2019 Year to Date Changes in EPS $0.04 $0.07 $0.71 $(0.03) $(0.46) $(0.63) $(0.19) $1.85 $1.36 2018 Net Interest Incremental Loan Loss Noninterest Noninterest Merger-Related Change in 2019 Income Accretion Provision Income Expense Expense Shares/ETR 11

Net Interest Income Trend 3.75% 3.74% 3.77% 3.79% 3.80% In Millions $61.7 $60.8 $52.3 $50.6 $47.0 $48.1 $51.2 $48.5 $46.8 $47.6 30% Core NII Growth Q2 '18 Q3 '18 Q4 '18 Q1 '19 Q2 '19 Core Net Interest Income* Incremental Accretion On Non-core Acquired Assets FTE Core Net Interest Margin* Note: * A Non-GAAP Measure, Refer to Appendix for Reconciliation 12

Credit Trends for Loans Net Charge-offs Total Loan Growth (1) In Millions $132 26 bps $85 $83 23 bps 16 bps 8 bps 6 bps $(9) $(15) Q2 '18 Q3 '18 Q4 '18 Q1 '19 Q2 '19 Q2 '18 Q3 '18 Q4 '18 Q1 '19 Q2 '19 Net Provision for Loans Q2 2019 EFSC Peer(2) In Millions $2.3 NPAs/Assets = 0.42% 0.63% $2.1 $1.7 $1.5 NPLs/Loans = 0.39% 0.75% ALLL/NPLs = 220.9% 112.5% $0.4 ALLL/Loans = 0.85% 0.97% Q2 '18 Q3 '18 Q4 '18 Q1 '19 Q2 '19 (1) Excludes Trinity (2) Peer median data as of 3/31/19 (source: S&P Global Market Intelligence) 13

Noninterest Income Trend In Millions Fee Income Other Fee Income Detail $2.9 $12.0 $2.8 $0.6 $0.1 $10.7 $0.1 $0.4 $0.2 $9.7 $2.3 $0.2 $9.2 $2.9 $0.1 $2.3 $0.3 $0.3 $8.4 $0.2 $0.4 $2.8 $0.2 $0.1 $2.3 $2.4 $1.7 $1.4 $1.7 $0.3 $1.4 $0.3 $0.2 $1.7 $1.8 $1.8 $1.8 $0.2 $0.4 $2.1 $0.2 $3.4 $1.9 $3.0 $3.0 $2.9 $2.9 $1.4 $1.0 $1.0 $2.7 $2.1 $2.0 $2.0 $2.0 Q2 '18 Q3 '18 Q4 '18 Q1 '19 Q2 '19 Q2 '18 Q3 '18 Q4 '18 Q1 '19 Q2 '19 Wealth Management Deposit Services Charge Miscellaneous Swap Fees Card Services Other CDE Mortgage Tax Credit Income Non-core Acquired 14

Operating Expenses Trend 54.1% 52.4% 52.2% 53.3% 49.8% In Millions $49.1 $10.3 $39.8 $7.3 $30.7 $29.2 $29.9 $0.7 $1.3 $20.7 $19.4 $16.6 $16.3 $16.6 $3.2 $2.3 $2.4 $2.4 $2.6 $14.9 $10.3 $10.5 $10.4 $10.5 Q2 '18 Q3 '18 Q4 '18 Q1 '19 Q2 '19 Other Occupancy Employee compensation and benefits Merger-related expenses/other non-core expenses Core efficiency ratio* Note: * A Non-GAAP Measure, Refer to Appendix for Reconciliation 15

Effective Tax Rate Reconciliation YTD 2019 2018 Federal Tax Rate 21.00% 21.00% State Tax, Net of Federal Benefit 2.16% 2.32% Excess Tax Benefits (1.09)% (1.56)% Tax Credit Investments (2.16)% (4.66)% Merger Expenses 1.10% —% Other Tax Adjustments (1.13)% 0.23% Pre-DTA Effective Tax Rate 19.88% 17.33% Impact of Tax Law Changes —% (2.64)% Ending Effective Tax Rate 19.88% 14.69% 16

Positive Momentum in Earnings Per Share $1.02 $0.97 $0.95 $0.90 Five-Year CAGR 14% $0.69 $0.67 $0.67 $0.68 $0.61 $0.59 $0.56 $0.54 $0.52 $0.50 $0.48 $0.46 $0.43 $0.41 $0.36 $0.32 $0.30 Q2 '14 Q3 '14 Q4 '14 Q1 '15 Q2 '15 Q3 '15 Q4 '15 Q1 '16 Q2 '16 Q3 '16 Q4 '16 Q1 '17 Q2 '17 Q3 '17 Q4 '17 Q1 '18 Q2 '18 Q3 '18 Q4 '18 Q1 '19 Q2 '19 89% EPS Growth from Q2 2014 to Q2 2019 Note: Q1 2017, Q2 2017, Q1 2019, and Q2 2019 included merger related charges. Q4 2017 included the impact of deferred tax asset charges due to tax reform. 17

Second Quarter 2019 Earnings Webcast Appendix

Use of Non-GAAP Financial Measures The Company’s accounting and reporting policies conform to generally accepted accounting principles in the United States (“GAAP”) and the prevailing practices in the banking industry. However, the Company provides other financial measures, such as core net interest income, and core net interest margin, in this presentation that are considered “non-GAAP financial measures.” Generally, a non-GAAP financial measure is a numerical measure of a company’s financial performance, financial position, or cash flows that exclude (or include) amounts that are included in (or excluded from) the most directly comparable measure calculated and presented in accordance with GAAP. The Company considers its core net interest income, and core net interest margin, collectively “core performance measures,” included in this presentation as important measures of financial performance, even though they are non-GAAP measures, as they provide supplemental information by which to evaluate the impact of non-core acquired loans, which were acquired from the FDIC and previously covered by loss share agreements, and the related income and expenses, the impact of certain non-comparable items, and the Company’s operating performance on an ongoing basis. Core performance measures include contractual interest on non-core acquired loans, but exclude incremental accretion on these loans. Core performance measures also exclude expenses directly related to non-core acquired loans. Core performance measures also exclude certain other income and expense items, such as merger-related expenses, facilities charges, and the gain or loss on sale of investment securities, the Company believes to be not indicative of or useful to measure the Company’s operating performance on an ongoing basis. The attached tables contain a reconciliation of these core performance measures to the GAAP measures.  The Company believes these non-GAAP measures and ratios, when taken together with the corresponding GAAP measures and ratios, provide meaningful supplemental information regarding the Company’s performance and capital strength. The Company’s management uses, and believes that investors benefit from referring to, these non-GAAP measures and ratios in assessing the Company’s operating results and related trends and when forecasting future periods. However, these non-GAAP measures and ratios should be considered in addition to, and not as a substitute for or preferable to, ratios prepared in accordance with GAAP. In the attached table, the Company has provided a reconciliation of, where applicable, the most comparable GAAP financial measures and ratios to the non-GAAP financial measures and ratios, or a reconciliation of the non-GAAP calculation of the financial measures for the periods indicated. Peer group data consists of the median of publicly traded banks with total assets from $2-$10 billion with commercial loans greater than 20% and consumer loans less than 10%. 19

Reconciliation of Non-GAAP Financial Measures For the Quarter ended For the Six Months ended Jun 30, Mar 31, Dec 31, Sep 30, Jun 30, Jun 30, Jun 30, ($ in thousands) 2019 2019 2018 2018 2018 2019 2018 CORE PERFORMANCE MEASURES Net interest income $ 61,715 $ 52,343 $ 50,593 $ 48,093 $ 47,048 $ 114,058 $ 93,219 Less: Incremental accretion income 910 1,157 2,109 535 291 2,067 1,057 Core net interest income 60,805 51,186 48,484 47,558 46,757 111,991 92,162 Total noninterest income 11,964 9,230 10,702 8,410 9,693 21,194 19,235 Less: Other income from non-core acquired assets 2 365 10 7 18 367 1,031 Less: Gain on sale of investment securities — — — — — — 9 Less: Other non-core income 266 — 26 — 649 266 649 Core noninterest income 11,696 8,865 10,666 8,403 9,026 20,561 17,546 Total core revenue 72,501 60,051 59,150 55,961 55,783 132,552 109,708 Total noninterest expense 49,054 39,838 30,747 29,922 29,219 88,892 58,362 Less: Other expenses related to non- core acquired loans 103 103 40 12 (229) 206 (215) Less: Facilities disposal — — — — 239 — 239 Less: Merger related expenses 10,306 7,270 1,271 — — 17,576 — Less: Non-recurring excise tax — — — 682 — — — Core noninterest expense 38,645 32,465 29,436 29,228 29,209 71,110 58,338 Core efficiency ratio 53.30% 54.06% 49.77% 52.23% 52.36% 53.65% 53.18% NET INTEREST MARGIN TO CORE NET INTEREST MARGIN (TAX EQUIVALENT) Net interest income $ 62,109 $ 52,595 $ 50,786 $ 48,299 $ 47,254 $ 114,704 $ 93,640 Less: Incremental accretion income 910 1,157 2,109 535 291 2,067 1,057 Core net interest income $ 61,199 $ 51,438 $ 48,677 $ 47,764 $ 46,963 $ 112,637 $ 92,583 Average earning assets $ 6,453,005 $ 5,510,489 $ 5,118,319 $ 5,072,573 $ 5,023,607 $ 5,984,351 $ 4,986,447 Reported net interest margin 3.86% 3.87% 3.94% 3.78% 3.77% 3.87% 3.79% Core net interest margin 3.80 3.79 3.77 3.74 3.75 3.80 3.74 20

Second Quarter 2019 Earnings Webcast Q & A